CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors and Stockholders
Executive TeleCard, Ltd.
Denver, Colorado

We hereby consent to the incorporation by reference in this
Registration Statement of our report dated June 19, 1998 relating to the consolidated financial statements and schedule of
Executive TeleCard, Ltd. appearing in the Company's Annual Report
on Form 10-K for the year ended March 31,    1998.





                                   /S/

                                   BDO Seidman, LLP